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EXHIBIT 21
List of Subsidiaries

                              LIST OF SUBSIDIARIES
                              OMEGA WORLDWIDE, INC.

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                                                         Jurisdiction of
          Names                                          Incorporation

Omega (UK) Limited ...................................   United Kingdom
Omega (Australia) Pty Limited ........................   Australia
Principal Healthcare Finance Unit Trust No.3 .........   Australia
Principal Healthcare Finance Unit Trust No.4 .........   Australia
PHF No.1 Pty Limited .................................   Australia
PHF No.2 Pty Limited .................................   Australia
Principal Healthcare Finance Pty Limited .............   Australia
Beheer-en Beleggingsmaatschappij Rocla BV ............   Netherlands
Beheer-en Beleggingsmaatschappij Dilava BV ...........   Netherlands
Idun Health Care Limited .............................   United Kingdom
Lodge Care PLC .......................................   United Kingdom
Tamaris Care Properties Limited ......................   United Kingdom
Idun Management Services Limited .....................   United Kingdom
Continental 92 Limited ...............................   United Kingdom
Tamcare Limited ......................................   United Kingdom
Bearehill Limited ....................................   United Kingdom
Caledonian Care Limited ..............................   United Kingdom
Caledonian Care (Turriff) Limited ....................   United Kingdom
Continental 89 Limited ...............................   United Kingdom
Forebank Limited .....................................   United Kingdom
Laurels Lodge Limited ................................   United Kingdom
St. Cuthberts Nursing Agency Limited .................   United Kingdom
Tamaris (Templemoyle) Limited ........................   United Kingdom
Cedathurst Lodge Limited .............................   United Kingdom
Chestnut Lodge Limited ...............................   United Kingdom
Edgewater Lodge Limited ..............................   United Kingdom
Lisnisky Limited .....................................   United Kingdom
Osborne Limited ......................................   United Kingdom
Rosevale Lodge Limited ...............................   United Kingdom
Saintfield Limited ...................................   United Kingdom
Tamaris Healthcare (NI) Limited ......................   United Kingdom
Tammillec Limited ....................................   United Kingdom
Tamulst Care Limited .................................   United Kingdom
Dounemead Limited ....................................   United Kingdom
Duncare Limited ......................................   United Kingdom
Guthrie Court Limited ................................   United Kingdom
Lunan House Limited ..................................   United Kingdom
Meadowvale Care Limited ..............................   United Kingdom
Tamaris (RAM) Limited ................................   United Kingdom
Tamaris (Scotland) Limited ...........................   United Kingdom
Tamscot Care Limited .................................   United Kingdom
Tamhealth Limited ....................................   United Kingdom
The Belmont Nursing Home Limited .....................   United Kingdom
Bewick Waverley Limited ..............................   United Kingdom
Chapelfield View Limited .............................   United Kingdom
Doulton Court Limited ................................   United Kingdom
Keslaw Limited .......................................   United Kingdom
Laudcare Limited .....................................   United Kingdom
Leeland Limited ......................................   United Kingdom
Lodge Care Services Limited ..........................   United Kingdom
Maldcare Limited .....................................   United Kingdom
North East Pharmacies Limited ........................   United Kingdom
Ringdane Limited .....................................   United Kingdom
Tamaris (England) Limited ............................   United Kingdom
Tamaris (QCH) Limited ................................   United Kingdom
Tamaris (South East) Limited .........................   United Kingdom
Tameng Care Limited ..................................   United Kingdom
Westview Lodge Limited ...............................   United Kingdom
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